UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.  )

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Filed by a Party other than the Registrant   ☒

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☒           Preliminary Proxy Statement

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☐           Definitive Proxy Statement

☐          Definitive Additional Materials

☐           Soliciting Material Under Rule 14a-12

MYERS INDUSTRIES, INC.
(Name of Registrant as Specified in Its Charter)

GAMCO ASSET MANAGEMENT INC. MARIO J. GABELLI PHILIP T. BLAZEK F. JACK LIEBAU, JR. BRUCE M. LISMAN
(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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PRELIMINARY COPY SUBJECT TO COMPLETION
DATED MARCH [___], 2015

GAMCO ASSET MANAGEMENT INC.

___________________, 2015

Dear Fellow Shareholder:

GAMCO Asset Management Inc. (“GAMCO Asset Management”), Mario J. Gabelli and certain of their affiliates (collectively, “GAMCO” or “we”) are the beneficial owners of an aggregate of 6,679,224 shares of common stock, without par value per share (the “Common Stock”), of Myers Industries, Inc., an Ohio corporation (“Myers Industries” or the “Company”), representing approximately 21.57% of the outstanding shares of Common Stock.  For the reasons set forth in the attached Proxy Statement, we are seeking representation on the Board of Directors of the Company.  We are seeking your support at the annual meeting of shareholders scheduled to be held at the Louis S. Myers Training Center, 1554 South Main Street, Akron, Ohio 44301, on Friday, April 24, 2015 at 9:00 A.M. (local time), including any adjournments or postponements thereof and any meeting which may be called in lieu thereof (the “Annual Meeting”), for the following:

1.
To elect GAMCO’s nominees, Philip T. Blazek, F. Jack Liebau, Jr. and Bruce M. Lisman (the “Nominees”), to the Board of Directors of the Company (the “Board”) in opposition to one of the Company’s incumbent directors;

2.	To approve the Amended and Restated 2008 Incentive Stock Plan;

3.	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal 2015;

4.	To cast a non-binding advisory vote to approve executive compensation;

5.	To cast a vote on a shareholder proposal; and

6.	To consider such other business as may be properly brought before the meeting or any adjournments thereof.

GAMCO and its affiliates have followed Myers Industries through our research for over three decades.  We believe that the Company is in urgent need of fresh perspective and a focus on enhancing shareholder value, which, we believe, the Nominees will provide.

We are seeking to change a minority of the Board to ensure that the interests of the shareholders, the true owners of the Company, are appropriately represented in the boardroom.  The Board is currently composed of nine directors, all of whom are up for election at the Annual Meeting.   Through the attached Proxy Statement and enclosed BLUE proxy card, we are soliciting proxies to elect the Nominees.  Shareholders who vote on the enclosed BLUE proxy card will also have the opportunity to vote for the candidates who have been nominated by the Company other than [________], [________] and [________].  Shareholders will therefore be able to vote for the total number of directors up for election at the Annual Meeting.  The names, backgrounds and qualifications of the Company’s Nominees, and other information about them, can be found in the Company’s proxy statement.  There is no assurance that any of the Company’s nominees will serve as directors if our Nominees are elected.

We urge you to carefully consider the information contained in the attached Proxy Statement and then support our efforts by signing, dating and returning the enclosed BLUE proxy card today.  The attached Proxy Statement and the enclosed BLUE proxy card are first being furnished to the shareholders on or about [___], 2015.

If you have already voted for the incumbent management slate, you have every right to change your vote by signing, dating and returning a later dated proxy.

If you have any questions or require any assistance with your vote, please contact GAMCO at our address listed below.

Thank you for your support.

/s/ Mario J. Gabelli

Mario J. Gabelli GAMCO Asset Management Inc.

If you have any questions, require assistance in voting your BLUE proxy card, or need additional copies of GAMCO’s proxy materials,
please contact GAMCO at the phone number listed below.

GAMCO ASSET MANAGEMENT INC.

ONE CORPORATE CENTER

RYE, NEW YORK 10580

(800) 422-3554

PRELIMINARY COPY SUBJECT TO COMPLETION
DATED MARCH [___], 2015

2015 ANNUAL MEETING OF SHAREHOLDERS
OF
MYERS INDUSTRIES, INC.
_________________________

PROXY STATEMENT
OF
GAMCO ASSET MANAGEMENT INC.
_________________________

PLEASE SIGN, DATE AND MAIL THE ENCLOSED BLUE PROXY CARD TODAY

GAMCO Asset Management Inc. (“GAMCO Asset Management”), Mario J. Gabelli and certain of their affiliates (collectively, “GAMCO” or “we”) are significant shareholders of Myers Industries, Inc., an Ohio corporation (“Myers Industries” or the “Company”), owning in the aggregate approximately 21.57% of the outstanding shares of common stock, no par value per share (the “Common Stock”), of the Company.  We are seeking representation on the Board of Directors of the Company (the “Board”) because we believe that the Board could be improved by the addition of directors who have strong, relevant background and who are committed to fully exploring all opportunities to unlock shareholder value.  We are seeking your support at the annual meeting of shareholders scheduled to be held at the Louis S. Myers Training Center, 1554 South Main Street, Akron, Ohio 44301, on Friday, April 24, 2015 at 9:00 A.M. (local time) (including any adjournments or postponements thereof and any meeting which may be called in lieu thereof, the “Annual Meeting”), for the following:

1.
To elect GAMCO’s director nominees, Philip T. Blazek, F. Jack Liebau, Jr. and Bruce M. Lisman (the “Nominees”), to serve until the 2016 annual meeting of shareholders and until their respective successors is duly elected and qualified;

2.	To approve the Amended and Restated 2008 Incentive Stock Plan;

3.	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal 2015;

4.	To cast a non-binding advisory vote to approve executive compensation (the “Say-on Pay-Proposal”);

5.	To cast a vote on a shareholder proposal; and

6.	To consider such other business as may be properly brought before the meeting or any adjournments thereof.

As of the date hereof, GAMCO Asset Management and its affiliates collectively own 6,679,224 shares of Common Stock, constituting approximately 21.57% of the outstanding shares of Common Stock.  We intend to vote such shares of Common Stock FOR the election of the Nominees, [_____] the approval of the Amended and Restated 2008 Incentive Stock Plan, [FOR] the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal 2015, [_____] the approval of the Say-on-Pay Proposal, and FOR the shareholder proposal, as described herein.

The Company has set the close of business on March 2, 2015 as the record date for determining shareholders entitled to notice of and to vote at the Annual Meeting (the “Record Date”).  The mailing address of the principal executive offices of the Company is 1293 South Main Street, Akron, Ohio 44301.  Shareholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting.  According to the Company, as of the Record Date, there were 30,969,672 shares of Common Stock outstanding.

THIS SOLICITATION IS BEING MADE BY GAMCO AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OR MANAGEMENT OF THE COMPANY.  WE ARE NOT AWARE OF ANY OTHER MATTERS TO BE BROUGHT BEFORE THE ANNUAL MEETING OTHER THAN AS SET FORTH IN THIS PROXY STATEMENT.  SHOULD OTHER MATTERS, WHICH GAMCO IS NOT AWARE OF A REASONABLE TIME BEFORE THIS SOLICITATION, BE BROUGHT BEFORE THE ANNUAL MEETING, THE PERSONS NAMED AS PROXIES IN THE ENCLOSED BLUE PROXY CARD WILL VOTE ON SUCH MATTERS IN OUR DISCRETION.

GAMCO URGES YOU TO SIGN, DATE AND RETURN THE BLUE PROXY CARD IN FAVOR OF THE ELECTION OF THE NOMINEES.

IF YOU HAVE ALREADY SENT A PROXY CARD FURNISHED BY COMPANY MANAGEMENT OR THE BOARD, YOU MAY REVOKE THAT PROXY AND VOTE ON EACH OF THE PROPOSALS DESCRIBED IN THIS PROXY STATEMENT BY SIGNING, DATING AND RETURNING THE ENCLOSED BLUE PROXY CARD.  THE LATEST DATED PROXY IS THE ONLY ONE THAT COUNTS.  ANY PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE ANNUAL MEETING BY DELIVERING A WRITTEN NOTICE OF REVOCATION OR A LATER DATED PROXY FOR THE ANNUAL MEETING OR BY VOTING IN PERSON AT THE ANNUAL MEETING.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting—This Proxy Statement and our BLUE proxy card are available at
[_______________________]

______________________________

IMPORTANT

Your vote is important, no matter how few shares of Common Stock you own.  GAMCO urges you to sign, date, and return the enclosed BLUE proxy card today to vote FOR the election of the Nominees.

•	If your shares of Common Stock are registered in your own name, please sign and date the enclosed BLUE proxy card and return it to GAMCO in the enclosed postage-paid envelope today.

•
If your shares of Common Stock are held in a brokerage account or bank, you are considered the beneficial owner of the shares of Common Stock, and these proxy materials, together with a BLUE voting form, are being forwarded to you by your broker or bank.  As a beneficial owner, you must instruct your broker, trustee or other representative how to vote.  Your broker cannot vote your shares of Common Stock on your behalf without your instructions.

•
Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet.  Please refer to the enclosed voting form for instructions on how to vote electronically.  You may also vote by signing, dating and returning the enclosed voting form.

Since only your latest dated proxy card will count, we urge you not to return any proxy card you receive from the Company.  Even if you return the management proxy card marked “withhold” as a protest against the incumbent directors, it will revoke any proxy card you may have previously sent to us.  Remember, you can vote for our Nominees only on our BLUE proxy card.  So please make certain that the latest dated proxy card you return is the BLUE proxy card.

GAMCO ASSET MANAGEMENT INC. ONE CORPORATE CENTER RYE, NEW YORK 10580 (800) 422-3554

Background to the Solicitation

The following is a chronology of material events leading up to this proxy solicitation.

•
GAMCO has been a major shareholder of the Common Stock of Myers Industries on behalf of our clients for many years. In 2013, GAMCO nominated a director candidate, Daniel Lee, for election to the Board at the 2013 Annual Meeting of the shareholders of Myers Industries.

•
In 2014, Myers Industries re-nominated Mr. Lee on the Company’s slate and on April 25, 2014, at the Company’s 2014 Annual Meeting, each of the Company’s nominees, including Mr. Lee was elected as a director.

•
On November 13, 2014, GAMCO filed Amendment No. 44 to its Schedule 13D stating that in light of the upcoming deadlines to submit shareholder proposals and director nominations for consideration at the Issuer's 2015 Annual Meeting of Shareholders, GAMCO, on behalf of its investment advisory clients was evaluating all options available to it.

•
On November 20, 2014, GAMCO, pursuant to Rule 14a-8 under the Exchange Act, presented the GAMCO Proposal (as defined herein) to the Company, for inclusion in the Proxy and Proxy Statement for the Annual Meeting.  The GAMCO Proposal generally requests that the Board ensure that the Company does not engage in a transaction, either through acquisition of assets, stock or otherwise, by which the Company would acquire an operating business until the Company completes the sale of the Company’s Lawn & Garden Segment and returns 50% of its cash flow to shareholders.

•
On January 8, 2015, the Company filed a Form 8-K announcing that a subsidiary had entered into an Asset Purchase Agreement to sell substantially all of the assets of the Lawn and Garden business to an entity controlled by Wingate Partners V, L.P. for a total purchase price of $115 million, plus the assumption of certain liabilities.

•
On January 28, 2015, GAMCO filed Amendment No. 46 to its Schedule 13D stating that in light of the opening of the Issuer's window for nominations to its Board, GAMCO, on behalf of its investment advisory clients, intends on moving forward with the submission of nominations of one or more individuals for election to the Board.

•
On February 18, 2015, the Company filed a Form 8-K announcing, among other things, that the Company entered into an Amended and Restated Asset Purchase Agreement with respect to the sale of the Lawn and Garden business which, among other things, adjusted the purchase price to $110 million, including a reduction in the principal amount of the promissory note from $25 million to $20 million.  The Company also announced that it completed the disposition of assets described in the Amended and Restated Asset Purchase Agreement.

•
On February 19, 2015, GAMCO delivered a nomination letter to the Company, in accordance with the requirements of the Company’s organizational documents with respect to its nomination of Messrs. Lisman, Blazek and Liebau for election as directors of the Company at the Annual Meeting.

•
On March 13, 2015, the Company announced that Mr. Lee had tendered his resignation after he was informed by the Board that he will not be re-nominated for election to the Board because GAMCO intended to run a proxy contest.

•	On March 17, 2015, the Company filed its preliminary proxy statement for the Annual Meeting.

REASONS FOR THE SOLICITATION

GAMCO IS THE LARGEST SHAREHOLDER OF MYERS OWNING MORE THAN 21% OF THE OUTSTANDING SHARES. GAMCO BELIEVES THAT SHAREHOLDER REPRESENTATIVES ARE NEEDED IN THE MYERS INDUSTRIES’ BOARDROOM TO HELP ENSURE THAT SHAREHOLDERS’ VOICES ARE REPRESENTED AND DECISIONS ARE MADE IN THE BEST INTERESTS OF SHAREHOLDERS

We are Concerned that the Board Has Been Unable to Create Value for Shareholders

We Believe the Board is Comprised with Directors who Lack Capital Allocation & Capital Markets Expertise which has led to Failed Oversight of the Company’s Strategic Use of Corporate Resources

If elected at the Annual Meeting, our Nominees will, subject to their fiduciary responsibility as directors, endeavor to work with the other members of the Board to assist management with capital allocation, specifically regarding Mergers and Acquisitions. Over the past five years, the Company has been forced to impair over $90 million in goodwill – in what we believe is a direct result of poor decisions regarding both acquisition targets and the prices paid. GAMCO believes the current Directors lack capital allocation and capital markets expertise, which are critical to overseeing the key drivers of value creation for Myers. Additionally, our Nominees would help the Company address Financial Engineering from a position of strength. In 2014, Myers chose to buy plastic container manufacturer Scepter before the long awaited sale of its Lawn & Garden business was finally executed. The result, in our view, was additional and unnecessary stress to the Company’s balance sheet that made the disposition of the Lawn & Garden business more urgent than it should have been. We believe shareholders would be better served with directors who are more grounded in fundamental valuation analysis and corporate strategy.

We are Concerned with Excessive Executive and Director Pay Without Commensurate Underlying Performance

The 2015 base cash compensation for the Company’s Directors is set to increase approximately 17% despite nearly 30 points of stock underperformance vs. the S&P 500 in 2014 (MYE Down 17% versus the S&P 500 Up 13%) and without any increase in operating profit. Further, the Company is set to increase the salary of both its CEO and CFO after a year of results that we, as well as the Company (according to its own conference calls) consider to have been below expectations. We believe shareholders would be better served with directors who will place the interests of shareholders first and who will follow a pay for performance philosophy.

We are Concerned with the Board’s Lack of Sufficient Stock Ownership

The independent members of the Board collectively own a de minimis percentage of the outstanding shares of Common Stock, totaling less than 1%.  In contrast, GAMCO, on behalf of its clients, and its affiliates collectively own 6,679,224 shares of Common Stock, or approximately 21.57% of the outstanding shares of Common Stock. We are concerned that this lack of meaningful investment in the stock of the Company by its Directors creates a misalignment between the interests of the Directors and Myers Industries’ shareholders. We believe the Board’s minimal ownership of shares of Common Stock may compromise the Board’s ability to properly evaluate and address the serious challenges facing the Company with the best interests of shareholders in mind. Further, we believe the Board should better reflect the ownership of its long-term shareholders.

We are Concerned by the Apparent Entrenchment Tactics Displayed by the Board

On April 12, 2013, Myers and GAMCO reached an agreement that the Company would expand its Board from 9 to 10 members and that Myers would nominate GAMCO’s nominee, Mr. Daniel R. Lee, to the Board to fill the newly created directorship.  Mr. Lee was re-nominated by the Board on its slate in 2014 and was elected to the Board by the Company’s shareholders at Myers’ 2014 Annual Meeting.

On March 13, 2015, Myers announced that Mr. Daniel R. Lee tendered his resignation from the Company’s Board after he was informed by the Board that he would not be re-nominated for election at the 2015 Annual Meeting. We are troubled that, according to Mr. Lee’s resignation letter, he was informed by the Company’s Board that the decision not to re-nominate Mr. Lee for election was not the result of any doubt over his qualifications or his performance as a director but merely because GAMCO intended to nominate three new independent Directors at Myers’ 2015 Annual Meeting. The fact that Mr. Lee was re-nominated for election by the Company’s Board in 2014 and elected to the Board by shareholders at the 2014 Annual Meeting causes concerns that the Company’s Board may be more concerned with self-preservation than comprising a board with experienced directors focused on enhancing shareholder value.

We are Concerned about the Integrity of the Company’s Financial Controls and Reporting

In a March 16, 2015 filing with the SEC, Myers stated that it was unable to file its Form 10-K for its fiscal year ended December 31, 2014 on time. According to the Company’s filing, the Company “recently uncovered what appears to be errors in the accounting for inventory and possibly fraudulent activity at its Brazilian operations,” according to the filing. Further, the Company said this development may negatively impact 2014 earnings, and it expected to report “a material weakness in its internal control over financial reporting.” Shareholders expect and deserve both financial integrity and transparent reporting. In the “Press Release” section on Myers’ website (which states that “Myers Industries strives to provide reporting transparency with respect to key initiatives, business outlook and future goals, providing the information necessary to make good decisions and continually grow our business”), there has been no press release or mention of the March 16, 2015 SEC filing, or potential earnings reduction or “material weakness.” We believe the actions (or lack thereof) by the Board and management in addressing the “material weakness” and the potential distribution of materially misleading business information have done little to rehabilitate the confidence of shareholders. Shareholders would be better served by proactive Board members who would encourage management to hold a conference call or issue a detailed press release during these problematic circumstances so that concerns of shareholders may be assuaged. Further, shareholders will be better served by the addition of new, independent, highly-qualified directors that can help assure that internal controls will be more vigilantly monitored.

We are Concerned by the Company’s Corporate Governance Issues

GAMCO is concerned by the fact that the Company employs a plurality voting with resignation policy in non-contested elections.  This means that in a non-contested election, a nominee will be elected even if he or she receives just one “for” vote.  In circumstances where any nominee for director receives a greater number of “withhold” votes than “for” votes such nominee is expected to tender his or her resignation as a director.  Such a resignation policy takes the decision away from the shareholders and gives it to the Board who has the power to decide to accept or reject the resignation.  GAMCO believes that the majority voting standard should be anchored in a company’s Bylaws and should make directors more accountable to the shareholders they represent and ensure that every shareholder vote counts.

OUR THREE NOMINEES HAVE THE EXPERIENCE, QUALIFICATIONS AND OBJECTIVITY NECESSARY TO FULLY EXPLORE AVAILABLE OPPORTUNITIES TO UNLOCK VALUE FOR SHAREHOLDERS

As Myers Industries’ largest shareholder, we have heightened concerns that the Board lacks the objectivity necessary to act in the best interests of shareholders.  We have identified highly qualified, independent directors who we believe will bring a fresh perspective into the boardroom and would be extremely helpful in evaluating and executing on initiatives to unlock value at the Company.  Further, we believe Myers Industries’ continued underperformance warrants the addition of a direct shareholder representative on the Board to ensure that all decisions are made with the best interests of all shareholders as the primary objective.

Bruce M. Lisman.  Mr. Lisman has extensive management experience and investment expertise, having successfully served in managerial roles with various leading investment firms. Mr. Lisman also has significant board and committee experience across a broad range of businesses and civic organizations.  GAMCO believes that Mr. Lisman will be an extremely valuable addition to the Board.

Philip T. Blazek.  Mr. Blazek has vast financial, strategic and investment experience working with companies in a wide range of industries. GAMCO believes that Mr. Blazek brings extensive investment experience and will be an invaluable addition to the Board that will help improve effective oversight of the Company and strengthen the Board’s focus on enhancing shareholder value.

F. Jack Liebau, Jr.  Mr. Liebau has vast financial, strategic, executive and investment experience across a broad range of industries.  Mr. Liebau also has significant experience serving on boards of directors of companies and non-profit organizations.  GAMCO believes that Mr. Liebau’s background would make him an effective director who will be able successfully implement strategies that will benefit the Company and its shareholders.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Board is currently composed of nine directors.  We believe the terms of all nine directors expire at the Annual Meeting. We are seeking your support at the Annual Meeting to elect our Nominees in opposition to three of the Company’s incumbent directors.  Your vote to elect the Nominee will have the legal effect of replacing these incumbent directors with the Nominees.  If elected, the Nominees will represent a minority of the members of the Board, and therefore it is not guaranteed that they can implement the actions that they believe are necessary to enhance shareholder value.

THE NOMINEE

The following information sets forth the name, age, business address, present principal occupation, and employment and material occupations, positions, offices, or employments for the past five years of the Nominees.  The nomination was made in a timely manner and in compliance with the applicable provisions of the Company’s governing instruments.  The specific experience, qualifications, attributes and skills that led us to conclude that the Nominees should serve as director of the Company is set forth above in the section entitled “Reasons for the Solicitation.”  This information has been furnished to us by the Nominees.  Each of the Nominees is a citizen of the United States of America.

Bruce M. Lisman.  Mr. Lisman, age 68, has served on the board of National Life Group, a mutual life insurance company with about $2 billion of revenues, since 2004.  He has also served as a director of PC Construction, an engineering and construction company with about $500 million in revenues, since August 2013.  Since 2005, Mr. Lisman has served as a director of Merchants Bancshares (NasdaqGS: MBVT), a community bank with $1.8 billion of assets, since 2005.  In addition, he serves on the boards of American Forests, Smithsonian Libraries, and the National Gardening Association.  Mr. Lisman was Research Director, from 1984 to 1987, and Co-Head of the Institutional Equity Division, from 1987 to 2008, for Bear Stearns Companies, Inc.  With his leadership, revenues grew from $50 million to $2.47 billion; head count from 150 to 2,350; and product and distribution expanse from U.S.-only to operations in Europe, Latin America, Asia ex-China, and China.  Pretax income reached $670 million in 2007.  After its acquisition by JP Morgan Chase & Co. (NYSE: JPM), Mr. Lisman became Chairman of its Global Equity Division, retiring in 2009.  He also was responsible for Equity Capital Markets and worked extensively with CEOs, CFOs, and Boards across a variety of industries.  Earlier in his career, Mr. Lisman was Director of Global Research at Lehman Brothers and before that he was an analyst covering banking companies (voted to Institutional Investor’s Analyst All Star Team four times for banking industry analysis), as well as distribution, real estate and capital goods companies, He has also served on the boards of Central Vermont Public Service, a public company, from 2004 to 2009 and has also served on the boards of Hewitt School, Pace University, HS Broadcasting, BRUT, Inc., Vermont Electric Power Company, Inc. (VELCO), STRYKE Trading, Shelburne Museum, and the Vermont Symphony Orchestra.  Mr. Lisman graduated from the University of Vermont in 1969 and also served as its Chair for two years.

GAMCO believes that Mr. Lisman’s qualifications to serve on the Board of Directors include his extensive board experience as a chair, vice chair, and committee chair/member in a broad range of businesses and civic organizations.  GAMCO believes Mr. Lisman brings extensive board experience, executive experience and investment experience and strongly supports the nomination of Mr. Lisman for election to the Board of Directors of the Company at the Annual Meeting.

Philip T. Blazek.  Philip T. Blazek, age 47, has served as the President and Principal Executive Officer of Special Diversified Opportunities Inc. (OTC Markets: SDOI) leading this public company through the closing of the sale of its former operating business and related operational wind down and through the strategic alternatives process to deploy its cash, since May 2013.  Mr. Blazek served as Managing Director at Korenvaes Management LLC, a family office firm focused on deep value debt and equity investments, from February 2012 until the firm’s founder closed the fund for personal reasons in July 2012.  From 2008 through January 2012, Mr. Blazek was President and Chief Investment Officer of Blazek Crow Holdings Capital, LP, an equity small-cap value investment fund he founded with the Crow Holdings Family Office. From 2005 to 2008, he served as a Partner of Greenway Capital, LP, an investment firm focused on providing new capital and actively working with managements of small-cap public companies.  Mr. Blazek’s investment banking advisory tenure included the Mergers & Acquisitions Group of Wasserstein Perella (and successor Dresdner Kleinwort Wasserstein) from 1996 to 2004 and the Telecom/Media/Technology Group in the Investment Banking Division of Goldman Sachs from 1991 to 1994.  He previously served on the board of directors of State Wide Aluminum, an Elkhart, Indiana supplier to the auto industry, from January 2000 to December 2001.  Mr. Blazek received an Economics degree at Harvard University in 1990 and MBA degree at Harvard Business School in 1996.  He is a Chartered Financial Analyst.

GAMCO believes that Mr. Blazek’s qualifications to serve on the Board of Directors include his vast financial, strategic and investment experience working with companies in a wide range of industries.  GAMCO believes Mr. Blazek brings extensive investment experience and strongly supports the nomination of Mr. Blazek for election to the Board of Directors of the Company at the Annual Meeting.

F. Jack Liebau, Jr.  Mr. Liebau, age 51, has been in the investment management industry for thirty years.  He began as a research analyst with The Capital Group from 1984 to 1986, and from 1986 to 2003 was with Primecap Management Company (“Primecap”), where he was a partner and portfolio manager.  At Primecap, he had research responsibilities for a number of industries, including media, industrials, chemicals, financials, and energy.  Mr. Liebau was co-manager of two mutual funds while at Primecap, the Vanguard Primecap and Capital Opportunity Funds.  In 2003, he founded Liebau Asset Management Company (“Liebau Asset”), which managed money for individuals, foundations, and corporations and was President from 2003 to 2011.  In September 2011, he moved from Liebau Asset to Davis Funds, an investment management firm, in New York City, where Mr. Liebau was a partner and portfolio manager from 2011 to 2013.  From July 2013 to February 2015, Mr. Liebau was with Alleghany Corporation, which was his business partner in Liebau Asset; he was President and CEO of Roundwood Asset Management, the subsidiary managing public equities for Alleghany’s insurance companies. In running Roundwood, Mr. Liebau was responsible for managing the equity portfolio and investment professionals, along with other reporting and P&L responsibilities.  Mr. Liebau served as a director of Media General, Inc. (NYSE: MEG) from 2008 to 2009, and served as a director of Herley Industries, Inc., from December 2010 to March 2011, when Harley Industries was acquired by Kratos Defense & Security Solutions, Inc.  Mr. Liebau is a graduate of Philips Academy, Andover, and received his A.B. in Economics (with honors) from Stanford University in 1985.

GAMCO believes that Mr. Liebau’s qualifications to serve on the Board of Directors include his vast financial, strategic, executive and investment experience working with companies in a wide range of industries.  GAMCO believes Mr. Liebau’s experience serving on boards (both corporate and non-profit) gives him pertinent insights into working effectively with management teams, analyzing strategic options, and communicating with various constituencies and strongly supports the nomination of Mr. Liebau for election to the Board of Directors of the Company at the Annual Meeting.

The principal business address of Mr. Blazek is c/o Special Diversified Opportunities Inc., 500 Crescent Court, Suite 230, Dallas, TX, 75201.  The principal business address of Mr. Liebau is 568 Frogtown Road, New Canaan, CT, 06840.  The principal business address of Mr. Lisman is P.O. Box 1269, Shelburne, VT 05482.

As of the date hereof, Mr. Lisman beneficially owns 3,100 shares of Common Stock, however, Mr. Lisman has not engaged in any transactions in securities of the Company in the past two years.  As of the date hereof, neither of Messrs. Blazek and Liebau own any securities of the Company nor have engaged in any transactions in securities of the Company in the past two years.

Certain affiliates of GAMCO are beneficial owners of 1.02% of the common stock of Special Diversified Opportunities Inc., for which Mr. Blazek serves as President.

Other than as set forth herein, there are no arrangements or understandings between GAMCO or any of its affiliates of clients and the Nominees or any other person or persons pursuant to which the nomination of the Nominees described herein is to be made, other than the consent by the Nominees to be named in this Proxy Statement and to serve as a director of the Company if elected as such at the Annual Meeting.  None of the Nominees is a party adverse to the Company or any of its subsidiaries nor do they have a material interest adverse to the Company or any of its subsidiaries in any material pending legal proceedings.

Each of the Nominees presently is, and if elected as a director of the Company would be, an “independent director” within the meaning of (i) applicable NYSE listing standards applicable to board composition, including Rule 5605(a)(2) and (ii) Section 301 of the Sarbanes-Oxley Act of 2002. No Nominee is a member of the Company’s compensation, nominating or audit committee that is not independent under any such committee’s applicable independence standards.

We do not expect that the Nominees will be unable to stand for election, but, in the event any Nominee is unable to serve or for good cause will not serve, the shares of Common Stock represented by the enclosed BLUE proxy card will be voted for substitute nominee(s), to the extent this is not prohibited under the Code of Regulations and applicable law.  In addition, we reserve the right to nominate substitute person(s) if the Company makes or announces any changes to its Code of Regulations or takes or announces any other action that has, or if consummated would have, the effect of disqualifying any Nominee, to the extent this is not prohibited under the Code of Regulations and applicable law.  In any such case, shares of Common Stock represented by the enclosed BLUE proxy card will be voted for such substitute nominee(s).  We reserve the right to nominate additional person(s), to the extent this is not prohibited under the Code of Regulations and applicable law, if the Company increases the size of the Board above its existing size or increases the number of directors whose terms expire at the Annual Meeting.  Additional nominations made pursuant to the preceding sentence are without prejudice to the position of GAMCO that any attempt to increase the size of the current Board constitutes an unlawful manipulation of the Company’s corporate machinery.

WE URGE YOU TO VOTE FOR THE ELECTION OF OUR NOMINEES ON THE ENCLOSED BLUE PROXY CARD.

PROPOSAL NO. 2

APPROVAL OF ADOPTION OF AMENDED AND RESTATED 2008 INCENTIVE STOCK PLAN

As discussed in further detail in the Company’s proxy statement, on March 5, 2015, the Board approved, subject to the receipt of shareholder approval at the Annual Meeting, the 2008 Incentive Stock Plan, as amended and restated (the “Amended and Restated 2008 Incentive Stock Plan”).  The 2008 Incentive Stock Plan was initially adopted by shareholders on April 30, 2009 and amended and restated on March 6, 2009.  As disclosed in the Company’s proxy statement, there are several key changes to and new features of the Amended and Restated 2008 Incentive Stock Plan.

As disclosed in the Company’s proxy statement, the purpose of the Amended and Restated 2008 Incentive Stock Plan is to provide incentives to the Company’s key employees and non-management independent directors to acquire Common Stock in the Company and to further align their incentives with the long-term growth and profitability objectives of the Company along with assisting the Company in attracting and retaining key employees, directors and consultants.

WE RECOMMEND A VOTE [______] THE APPROVAL OF THE ADOPTION OF THE AMENDED AND RESTATED 2008 INCENTIVE STOCK PLAN AND INTEND TO VOTE OUR SHARES [______] THIS PROPOSAL.

PROPOSAL NO. 3

RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

As discussed in further detail in the Company’s proxy statement, the Audit Committee of the Board has preliminarily selected Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the 2015 fiscal year and is proposing that shareholders ratify such appointment.

As disclosed in the Company’s proxy statement, although shareholder ratification is not required under the laws of the State of Ohio, the Company is submitting the appointment of Ernst & Young LLP for ratification of the shareholders at the Annual Meeting.  If the Company’s shareholders do not ratify the appointment of Ernst & Young LLP, the Audit Committee will reconsider the appointment, but is not obligated to change the appointment and may for other reasons be unable to make another appointment.

WE RECOMMEND A VOTE [“FOR”] THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE 2015 FISCAL YEAR AND INTEND TO VOTE OUR SHARES [“FOR”] THIS PROPOSAL.

PROPOSAL NO. 4

APPROVAL OF ADVISORY VOTE ON EXECUTIVE COMPENSATION

As discussed in further detail in the Company’s proxy statement, the Company is asking shareholders to indicate their support for the compensation of the Company’s named executive officers.  This proposal, commonly known as a “say-on-pay” proposal, is not intended to address any specific item of compensation, but rather the overall compensation of the Company’s named executive officers and the philosophy, policies and practices described in the Company’s proxy statement.  Accordingly, the Company is asking shareholders to vote for the following resolution:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion & Analysis, compensation tables, and narrative discussion is hereby APPROVED.”

According to the Company’s proxy statement, the say-on-pay vote is advisory only and not binding on the Company, the Compensation Committee of the Board or the Board.

WE RECOMMEND A VOTE [_____] THE APPROVAL OF THE NON-BINDING RESOLUTION REGARDING EXECUTIVE COMPENSATION AND INTEND TO VOTE OUR SHARES [_____] THIS PROPOSAL.

PROPOSAL NO. 5

SHAREHOLDER PROPOSAL

As discussed in further detail in the Company’s proxy statement, the following advisory shareholder proposal (the “GAMCO Proposal”) was submitted to the Company on November 20, 2014, for inclusion in its proxy statement, pursuant to Section 14a-8 of the Securities Exchange Act of 1934, by GAMCO Asset Management.

“RESOLVED, that the shareholders of Myers Industries, Inc. (the “Company”) request that the Board of Directors take the necessary steps to ensure that the Company does not engage in a transaction, either through acquisition of assets, stock or otherwise, by which the Company would acquire an operating business until the Company completes the sale of the Company’s Lawn & Garden Segment and returns 50% of its cash flow to shareholders. The cash flow should be returned to shareholders within two years following the completion of the sale of the Company’s Lawn & Garden Segment.”

Supporting Statement

It has been GAMCO’s belief for a number of years, and continues to be our belief, that the Company’s stock is worth more than its market price.  Based on our internal analysis, we believe that the private market value of the Company’s operations is higher than the current market price.

Management’s actions to date have not narrowed the gap between the private value of the Company and its public market price.  Instead, acquisitions have limited the Company’s financial flexibility.

We believe that the Company should not make acquisitions until the Company completes the sale of its Lawn & Garden Segment and within two years of its completion returns 50% of its cash flow to shareholders, preferably through stock buybacks.

WE RECOMMEND A VOTE “FOR” THE GAMCO PROPOSAL AND INTEND TO VOTE OUR SHARES “FOR” THIS PROPOSAL.

VOTING AND PROXY PROCEDURES

Only shareholders of record on the Record Date will be entitled to notice of and to vote at the Annual Meeting.  Shareholders who sell their shares of Common Stock before the Record Date (or acquire them without voting rights after the Record Date) may not vote such shares of Common Stock.  Shareholders of record on the Record Date will retain their voting rights in connection with the Annual Meeting even if they sell such shares of Common Stock after the Record Date.  Based on publicly available information, GAMCO believes that the only outstanding class of securities of the Company entitled to vote at the Annual Meeting is the shares of Common Stock.

Shares of Common Stock represented by properly executed BLUE proxy cards will be voted at the Annual Meeting as marked and, in the absence of specific instructions, will be voted FOR the election of the Nominees, [FOR] the ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm for the 2015 fiscal year, [_____] the approval the Amended and Restated 2008 Incentive Stock Plan, [_____] the approval of the Say-on-Pay Proposal, and FOR the shareholder proposal, as described herein.

According to the Company’s proxy statement for the Annual Meeting, the current Board intends to nominate nine candidates for election as directors at the Annual Meeting.  This Proxy Statement is soliciting proxies to elect our three Nominees.  Shareholders who vote on the enclosed BLUE proxy card will also have the opportunity to vote for the candidates who have been nominated by the Company other than [_______], [_______] and [_______].   Shareholders will therefore be able to vote for the total number of directors up for election at the Annual Meeting.  Under applicable proxy rules we are required either to solicit proxies only for our Nominees, which could result in limiting the ability of shareholders to fully exercise their voting rights with respect to the Company’s nominees, or to solicit for our Nominees while also allowing shareholders to vote for fewer than all of the Company’s nominees, which enables a shareholder who desires to vote for our Nominees to also vote for certain of the Company’s nominees.  The names, backgrounds and qualifications of the Company’s nominees, and other information about them, can be found in the Company’s proxy statement.  There is no assurance that any of the Company’s nominees will serve as directors if our Nominees are elected.

QUORUM; BROKER NON-VOTES; DISCRETIONARY VOTING

A quorum is the minimum number of shares of Common Stock that must be represented at a duly called meeting in person or by proxy in order to legally conduct business at the meeting.  For the Annual Meeting, the presence, in person or by proxy, of the holders of at least 15,484,837 shares of Common Stock, which represents a majority of the 30,969,672 shares of Common Stock outstanding as of the Record Date, will be considered a quorum allowing votes to be taken and counted for the matters before the shareholders.

Abstentions are counted as present and entitled to vote for purposes of determining a quorum. Shares represented by “broker non-votes” also are counted as present and entitled to vote for purposes of determining a quorum. However, if you hold your shares in street name and do not provide voting instructions to your broker, your shares will not be voted on any proposal on which your broker does not have discretionary authority to vote (a “broker non-vote”). Under current NYSE rules, your broker will not have discretionary authority to vote your shares at the Annual Meeting on the proposals relating to the election of directors, the ratification of the Company’s independent auditor, the approval of the Amended and Restated 2008 Incentive Stock Plan, the advisory vote on executive compensation and the GAMCO Proposal.

If you are a shareholder of record, you must deliver your vote by mail or attend the Annual Meeting in person and vote in order to be counted in the determination of a quorum.

If you are a beneficial owner, your broker will vote your shares pursuant to your instructions, and those shares will count in the determination of a quorum.  Brokers do not have discretionary authority to vote on any of the matters to be presented at the Annual Meeting. Accordingly, unless you vote via proxy card or provide instructions to your broker, your shares of Common Stock will not count for purposes of attaining a quorum.

VOTES REQUIRED FOR APPROVAL

Election of Directors ─ According to the Company’s proxy statement, the nine nominees for election as directors who receive the greatest number of votes cast will be elected as directors.  With respect to the election of directors, neither an abstention nor a broker non-vote will count as a vote cast “for” or “against” a director nominee.  Therefore, abstentions and broker non-votes will have no direct effect on the outcome of the election of directors.

Other Proposals ─  According to the Company’s proxy statement, Proposal No. 2, to approve the adoption of the Amended and Restated 2008 Incentive Stock Plan, requires the affirmative vote of a majority of the shares of Common Stock represented in person or by proxy at the Annual Meeting. Abstentions and broker non-votes will act as a vote “Against” Proposal No. 2. Proposal No. 3, to ratify the appointment of the independent registered public accounting firm, is a non-binding proposal, but its approval requires the affirmative vote of the holders of a majority of the Common Stock represented in person or by proxy at the Annual Meeting. Abstentions and broker non-votes will act as a vote “Against” Proposal No. 3. Even if the selection is ratified, the Audit Committee and the Board, in their discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interests of the Company and our shareholders. Proposal No. 4 is a non-binding advisory vote to approve the Company’s executive compensation, and its approval requires the affirmative vote of the holders of a majority of the Common Stock represented in person or by proxy at the Annual Meeting. Abstentions and broker non-votes will act as a vote “Against” Proposal No. 4. Proposal No. 5, a shareholder proposal by GAMCO regarding a resolution that the Company not engage in any transactions until it completes the sale of its Lawn and Garden business and returns 50% of the cash flow from such sale to shareholders (the “GAMCO Proposal”), requires the affirmative vote of a majority of the shares of Common Stock represented in person or by proxy at the Annual Meeting. Abstentions and broker non-votes will act as a vote “Against” Proposal No. 5. If you sign and submit your BLUE proxy card without specifying how you would like your shares voted, your shares will be voted in accordance with GAMCO’s recommendations specified herein and in accordance with the discretion of the persons named on the BLUE proxy card with respect to any other matters that may be voted upon at the Annual Meeting.

REVOCATION OF PROXIES

Shareholders of the Company may revoke their proxies at any time prior to exercise by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy) or by delivering a written notice of revocation.  The delivery of a subsequently dated proxy which is properly completed will constitute a revocation of any earlier proxy.  The revocation may be delivered to GAMCO at the address set forth on the back cover of this Proxy Statement or to the Company at 1293 South Main Street, Akron, Ohio 44301 or any other address provided by the Company.  Although a revocation is effective if delivered to the Company, we request that either the original or photostatic copies of all revocations be mailed to GAMCO at the address set forth on the back cover of this Proxy Statement so that we will be aware of all revocations and can more accurately determine if and when proxies have been received from the holders of record on the Record Date of a majority of the outstanding shares of Common Stock.  Additionally, we may use this information to contact shareholders who have revoked their proxies in order to solicit later dated proxies for the election of the Nominees.

IF YOU WISH TO VOTE FOR THE ELECTION OF THE NOMINEES TO THE BOARD, PLEASE SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED BLUE PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED.

SOLICITATION OF PROXIES

The solicitation of proxies pursuant to this Proxy Statement is being made by GAMCO.  It is anticipated that the Participants and certain staff members of GAMCO will participate in the solicitation of proxies in support of our Nominees set forth in this Proxy Statement. Such staff members will receive no additional consideration if they assist in the solicitation of proxies. Solicitations of proxies may be made in person, by telephone, by email, through the internet, by mail and by facsimile.  Although no precise estimate can be made at the present time, it is estimated that the total expenditures in furtherance of, or in connection with, the solicitation of shareholders will not exceed $[_______].

Costs related to this solicitation of proxies, including expenditures for attorneys, accountants, public relations and financial advisors, proxy solicitors, advertising, printing, transportation and related expenses will be borne by GAMCO.  To the extent legally permissible, GAMCO will seek reimbursement from the Company for those expenses if any of our Nominees is elected.  GAMCO does not currently intend to submit the question of such reimbursement to a vote of the shareholders.

ADDITIONAL PARTICIPANT INFORMATION

The Nominees, GAMCO Asset Management and Mr. Gabelli are participants in this solicitation.  The principal business of GAMCO Asset Management, a New York corporation, is acting as an investment manager providing discretionary managed account services for employee benefit plans, private investors, endowments, foundations and others.  GAMCO Asset Management is an investment adviser registered under the Advisers Act.  Mr. Gabelli is the controlling shareholder, Chief Executive Officer and a director of GGCP, Inc. and Chairman and Chief Executive Officer of GAMCO Investors, Inc.  Mr. Gabelli is also a member of GGCP Holdings LLC and the controlling shareholder of Teton Advisors, Inc.

The address of the principal office of each of GAMCO Asset Management and Mr. Gabelli is One Corporate Center, Rye, New York 10580.

As of the date hereof, GAMCO Asset Management beneficially owns 4,703,092 shares of Common Stock.  GAMCO Asset Management has dispositive power with respect to all of these shares of Common Stock, and has voting power with respect to 4,450,092 shares of Common Stock.  As of the date hereof, GAMCO Asset Management’s affiliates beneficially own an additional 1,976,132 shares of Common Stock. As of the date hereof, Mr. Gabelli directly owns 19,500 shares of Common Stock.  By virtue of his respective position with each of GAMCO Asset Management and its affiliates, Mr. Gabelli may be deemed to be the beneficial owner of all of the shares of Common Stock held by GAMCO Asset Management and its affiliates.  As of the date hereof, GAMCO, its affiliates and Mr. Gabelli own an aggregate of 6,679,224 shares of Common Stock.

The shares of Common Stock beneficially owned by each of GAMCO Asset Management and its affiliates were purchased with funds that were provided through the accounts of certain investment advisory clients (and, in the case of some of such accounts at GAMCO Asset Management, may be through borrowings from client margin accounts). For information regarding purchases and sales of securities of the Company during the past two years by the participants in this solicitation, see Schedule I.

Except as set forth in this Proxy Statement (including the Schedules hereto), (i) during the past 10 years, no participant in this solicitation has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no participant in this solicitation directly or indirectly beneficially owns any securities of the Company; (iii) no participant in this solicitation owns any securities of the Company which are owned of record but not beneficially; (iv) no participant in this solicitation has purchased or sold any securities of the Company during the past two years; (v) no part of the purchase price or market value of the securities of the Company owned by any participant in this solicitation is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no participant in this solicitation is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any participant in this solicitation owns beneficially, directly or indirectly, any securities of the Company; (viii) no participant in this solicitation owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Company; (ix) no participant in this solicitation or any of his or its associates was a party to any transaction, or series of similar transactions, since the beginning of the Company’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (x) no participant in this solicitation or any of his or its associates has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party; and (xi) no participant in this solicitation has a substantial interest, direct or indirect, by securities holdings or otherwise in any matter to be acted on at the Annual Meeting.

There are no material proceedings to which any participant in this solicitation or any of his or its associates is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.  With respect to the Nominees, none of the events enumerated in Item 401(f)(1)-(8) of Regulation S-K of the Exchange Act occurred during the past ten years.

OTHER MATTERS AND ADDITIONAL INFORMATION

GAMCO is unaware of any other matters to be considered at the Annual Meeting.  However, should other matters, which GAMCO is not aware of a reasonable time before this solicitation, be brought before the Annual Meeting, the persons named as proxies on the enclosed BLUE proxy card will vote on such matters in their discretion.

SHAREHOLDER PROPOSALS

Proposals of shareholders intended to be presented at the 2016 annual meeting of shareholders of the Company (the “2016 Annual Meeting”), in order to be included in the Company’s proxy statement and the form of proxy for the 2016 Annual Meeting, must be made by a qualified shareholder and must be mailed by certified mail return receipt requested to the Company’s Corporate Secretary at Myers Industries, Inc., 1293 South Main Street, Akron, Ohio 44301 and must be received by the Company’s Corporate Secretary on or before November [___], 2015.

Under the Code of Regulations, a shareholder may directly nominate a candidate for election as a director of the Company only if written notice of such intention is received by the Corporate Secretary not less than sixty (60) days nor more than ninety (90) days prior to the date of the 2016 Annual Meeting of shareholders.  In the event that the date of such meeting to elect directors is not publicly disclosed at least seventy (70) days prior to the date of such meeting, written notice of such shareholder’s intent to nominate a candidate must be received by the Corporate Secretary not later than the close of business on the tenth (10th) day following the date on which notice of such meeting is first provided to the shareholders. A shareholder wishing to directly nominate an individual to serve as a director must follow the procedure outlined in Article I, Section 12 of the Code of Regulations, titled “Advance Notice of Director Nomination” and then send a signed letter of nomination to the following address: Corporate Governance and Nominating Committee, c/o Mr. Greggory W. Branning, Corporate Secretary, Myers Industries, Inc., 1293 South Main Street, Akron, Ohio 44301.

The information set forth above regarding the procedures for submitting shareholder proposals for consideration at the 2016 Annual Meeting is based on information contained in the Company’s proxy statement.  The incorporation of this information in this proxy statement should not be construed as an admission by GAMCO that such procedures are legal, valid or binding.

INCORPORATION BY REFERENCE

WE HAVE OMITTED FROM THIS PROXY STATEMENT CERTAIN DISCLOSURE REQUIRED BY APPLICABLE LAW THAT IS EXPECTED TO BE INCLUDED IN THE COMPANY’S PROXY STATEMENT RELATING TO THE ANNUAL MEETING.  THIS DISCLOSURE IS EXPECTED TO INCLUDE, AMONG OTHER THINGS, CURRENT BIOGRAPHICAL INFORMATION ON THE COMPANY’S DIRECTORS, INFORMATION CONCERNING EXECUTIVE COMPENSATION, AND OTHER IMPORTANT INFORMATION.  SEE SCHEDULE II FOR INFORMATION REGARDING PERSONS WHO BENEFICIALLY OWN MORE THAN 5% OF THE SHARES AND THE OWNERSHIP OF THE SHARES BY THE DIRECTORS AND MANAGEMENT OF THE COMPANY.

The information concerning the Company contained in this Proxy Statement and the Schedules attached hereto has been taken from, or is based upon, publicly available information.

GAMCO ASSET MANAGEMENT INC.

__________, 2015

SCHEDULE I

TRANSACTIONS IN SECURITIES OF THE COMPANY
DURING THE PAST TWO YEARS

Purchase/ Sale	Date of Purchase / Sale	Shares of Common Stock Purchased / Sold

GAMCO ASSET MANAGEMENT INC.

Purchase	04/03/2013	2,000
Purchase	04/19/2013	1,000
Purchase	04/23/2013	1,500
Purchase	04/24/2013	700
Purchase	04/24/2013	8,500
Purchase	04/25/2013	4,020
Purchase	04/25/2013	20,000
Purchase	04/26/2013	5,980
Purchase	04/29/2013	1,000
Purchase	04/29/2013	1,200
Purchase	04/29/2013	4,000
Purchase	04/29/2013	7,700
Purchase	04/30/2013	2,000
Purchase	04/30/2013	2,400
Purchase	05/01/2013	2,500
Purchase	05/01/2013	4,900
Purchase	05/01/2013	5,000
Purchase	05/07/2013	1,000
Purchase	05/15/2013	5,000
Sale	05/28/2013	500
Purchase	05/30/2013	800
Purchase	06/07/2013	5,000
Purchase	06/13/2013	1,000
Sale	06/18/2013	500
Sale	06/19/2013	500
Purchase	06/24/2013	2,000
Purchase	06/27/2013	10,000
Purchase	06/28/2013	3,000
Purchase	07/01/2013	4
Purchase	07/12/2013	1,000
Sale	07/15/2013	500
Sale	07/18/2013	500
Sale	07/18/2013	500
Sale	07/18/2013	800

Sale	07/25/2013	1,000
Purchase	08/01/2013	500
Sale	08/01/2013	1,400
Purchase	08/02/2013	10,000
Sale	08/07/2013	100
Purchase	08/08/2013	1,000
Purchase	08/08/2013	50,000
Purchase	08/09/2013	1,900
Purchase	08/09/2013	20,000
Purchase	08/15/2013	412
Purchase	08/16/2013	4,000
Purchase	08/16/2013	9,588
Purchase	08/21/2013	1,200
Purchase	08/23/2013	3,000
Purchase	08/27/2013	200
Purchase	08/28/2013	900
Purchase	08/28/2013	2,000
Purchase	08/29/2013	500
Purchase	08/30/2013	4,000
Purchase	09/03/2013	900
Purchase	09/04/2013	1,500
Purchase	09/04/2013	3,878
Purchase	09/04/2013	4,000
Purchase	09/06/2013	2,000
Purchase	09/06/2013	4,300
Purchase	09/06/2013	16,122
Purchase	09/09/2013	3,000
Purchase	09/10/2013	1,100
Purchase	09/10/2013	4,000
Purchase	09/10/2013	5,000
Purchase	09/12/2013	4,000
Purchase	09/13/2013	7,000
Purchase	09/18/2013	500
Purchase	09/18/2013	1,000
Purchase	09/19/2013	1,000
Purchase	09/23/2013	500
Purchase	09/23/2013	500
Purchase	09/24/2013	300
Sale	09/24/2013	1,000
Purchase	09/30/2013	1,000
Purchase	09/30/2013	1,000
Sale	09/30/2013	500
Purchase	10/01/2013	1,000
Purchase	10/03/2013	2,800
Purchase	10/04/2013	1,900
Purchase	10/04/2013	5,000
Purchase	10/04/2013	8,000
Sale	10/04/2013	8,000
Purchase	10/07/2013	2,300

Purchase	10/07/2013	5,000
Purchase	10/08/2013	300
Purchase	10/08/2013	300
Purchase	10/08/2013	400
Purchase	10/08/2013	500
Purchase	10/08/2013	830
Purchase	10/08/2013	1,000
Purchase	10/08/2013	1,000
Purchase	10/08/2013	1,000
Purchase	10/08/2013	1,000
Purchase	10/08/2013	2,000
Purchase	10/08/2013	4,700
Purchase	10/09/2013	500
Purchase	10/09/2013	670
Purchase	10/09/2013	1,000
Purchase	10/09/2013	2,000
Purchase	10/09/2013	5,000
Purchase	10/10/2013	2,400
Purchase	10/10/2013	5,000
Purchase	10/11/2013	1,000
Purchase	10/11/2013	14,630
Purchase	10/17/2013	1,000
Purchase	10/21/2013	1,000
Purchase	10/24/2013	10,000
Purchase	10/25/2013	1,000
Purchase	10/25/2013	1,854
Purchase	10/25/2013	4,000
Purchase	10/25/2013	5,000
Purchase	10/25/2013	9,400
Purchase	10/28/2013	146
Purchase	10/28/2013	1,000
Purchase	10/30/2013	200
Purchase	10/30/2013	200
Purchase	10/30/2013	500
Purchase	10/30/2013	3,000
Purchase	11/01/2013	1,000
Purchase	11/01/2013	1,000
Purchase	11/01/2013	2,000
Purchase	11/01/2013	2,400
Purchase	11/01/2013	4,000
Purchase	11/04/2013	1,000
Purchase	11/04/2013	4,000
Purchase	11/05/2013	1,500
Purchase	11/07/2013	9,000
Purchase	11/11/2013	500
Purchase	11/11/2013	500
Purchase	11/15/2013	400
Purchase	11/26/2013	1,000
Sale	11/29/2013	500

Purchase	12/02/2013	3,500
Sale	12/05/2013	400
Sale	12/05/2013	500
Sale	12/09/2013	2,000
Purchase	12/12/2013	200
Purchase	12/16/2013	260
Sale	12/16/2013	2,000
Purchase	12/17/2013	340
Sale	12/18/2013	650
Sale	12/20/2013	1,000
Sale	12/20/2013	1,000
Sale	12/23/2013	200
Sale	12/27/2013	1,000
Sale	01/10/2014	400
Purchase	01/27/2014	1,000
Purchase	01/28/2014	1,000
Purchase	01/30/2014	500
Purchase	01/31/2014	500
Sale	01/31/2014	500
Purchase	02/04/2014	1,000
Purchase	02/06/2014	1,000
Sale	02/10/2014	500
Purchase	02/18/2014	2,000
Purchase	02/20/2014	1,700
Purchase	02/20/2014	2,000
Sale	02/20/2014	2,000
Purchase	02/21/2014	2,000
Purchase	02/21/2014	3,300
Purchase	02/24/2014	1,000
Purchase	02/24/2014	6,000
Purchase	02/24/2014	11,364
Purchase	02/25/2014	3,636
Purchase	02/27/2014	1,000
Purchase	02/27/2014	1,500
Purchase	02/28/2014	1,000
Purchase	02/28/2014	10,000
Sale	02/28/2014	500
Purchase	03/04/2014	3,000
Purchase	03/05/2014	500
Purchase	03/06/2014	500
Purchase	03/12/2014	1,000
Purchase	03/18/2014	1,000
Purchase	03/24/2014	1,000
Sale	03/24/2014	2,000
Sale	03/25/2014	1,000
Sale	03/27/2014	2,500
Purchase	03/28/2014	1,000
Purchase	03/28/2014	1,000
Purchase	03/28/2014	1,500

Purchase	04/02/2014	500
Purchase	04/02/2014	500
Purchase	04/02/2014	4,000
Sale	04/07/2014	500
Sale	04/08/2014	500
Sale	04/08/2014	500
Sale	04/08/2014	500
Sale	04/08/2014	500
Sale	04/08/2014	1,000
Sale	04/09/2014	1,000
Sale	04/14/2014	500
Sale	04/22/2014	1,000
Sale	04/23/2014	4,000
Purchase	04/24/2014	200
Purchase	04/24/2014	400
Purchase	04/24/2014	500
Purchase	04/24/2014	1,000
Purchase	04/24/2014	2,000
Purchase	04/24/2014	3,000
Purchase	04/24/2014	3,000
Purchase	04/24/2014	4,000
Purchase	04/24/2014	17,448
Purchase	04/25/2014	500
Purchase	04/25/2014	800
Purchase	04/25/2014	800
Purchase	04/25/2014	1,000
Purchase	04/25/2014	1,500
Purchase	04/25/2014	1,500
Purchase	04/25/2014	2,000
Purchase	04/25/2014	2,552
Purchase	04/28/2014	100
Purchase	04/28/2014	300
Purchase	04/28/2014	600
Purchase	04/28/2014	600
Purchase	04/28/2014	1,000
Purchase	04/28/2014	1,000
Purchase	04/28/2014	1,000
Purchase	04/28/2014	1,000
Purchase	04/28/2014	1,000
Purchase	04/28/2014	2,000
Purchase	04/28/2014	3,000
Purchase	04/29/2014	400
Purchase	04/29/2014	500
Purchase	04/29/2014	500
Purchase	04/29/2014	500
Purchase	04/29/2014	500
Purchase	04/29/2014	500
Purchase	04/29/2014	700
Purchase	04/29/2014	1,000

Purchase	04/29/2014	1,000
Purchase	04/29/2014	1,000
Purchase	04/29/2014	1,000
Purchase	04/29/2014	1,000
Purchase	04/29/2014	1,000
Purchase	04/29/2014	1,000
Purchase	04/29/2014	1,000
Purchase	04/29/2014	1,500
Purchase	04/29/2014	2,000
Purchase	04/29/2014	2,000
Purchase	04/29/2014	3,000
Purchase	04/29/2014	5,000
Purchase	04/30/2014	800
Purchase	04/30/2014	10,000
Purchase	05/01/2014	1,000
Purchase	05/01/2014	2,000
Purchase	05/01/2014	2,000
Purchase	05/02/2014	500
Purchase	05/02/2014	20,000
Purchase	05/05/2014	500
Purchase	05/05/2014	600
Purchase	05/05/2014	1,000
Purchase	05/05/2014	1,000
Purchase	05/05/2014	8,000
Purchase	05/05/2014	9,000
Purchase	05/06/2014	5,000
Sale	05/06/2014	1,500
Purchase	05/07/2014	500
Purchase	05/07/2014	500
Purchase	05/07/2014	500
Purchase	05/07/2014	500
Purchase	05/07/2014	1,000
Purchase	05/07/2014	1,000
Purchase	05/07/2014	2,000
Purchase	05/07/2014	2,000
Purchase	05/07/2014	2,000
Purchase	05/07/2014	3,000
Purchase	05/07/2014	4,000
Purchase	05/07/2014	4,000
Purchase	05/07/2014	5,000
Purchase	05/07/2014	7,000
Purchase	05/08/2014	800
Purchase	05/08/2014	1,000
Purchase	05/08/2014	3,000
Purchase	05/08/2014	4,000
Purchase	05/09/2014	694
Purchase	05/09/2014	1,000
Purchase	05/12/2014	1,500
Purchase	05/13/2014	1,000

Purchase	05/13/2014	3,000
Purchase	05/14/2014	300
Purchase	05/15/2014	700
Purchase	05/19/2014	500
Sale	05/19/2014	5,000
Purchase	05/21/2014	2,500
Sale	05/21/2014	500
Sale	05/21/2014	1,000
Sale	05/21/2014	1,000
Purchase	05/22/2014	100
Sale	05/22/2014	4,500
Purchase	05/23/2014	100
Purchase	05/27/2014	1,218
Sale	05/27/2014	500
Sale	05/27/2014	500
Sale	05/27/2014	5,000
Purchase	05/29/2014	1,500
Purchase	05/29/2014	9,488
Sale	05/29/2014	1,500
Sale	05/29/2014	1,500
Sale	05/29/2014	2,500
Purchase	05/30/2014	3,600
Purchase	06/05/2014	800
Purchase	06/09/2014	2,800
Purchase	06/10/2014	1,200
Sale	06/10/2014	600
Purchase	06/16/2014	1,000
Sale	06/17/2014	2,000
Sale	06/20/2014	1,500
Purchase	06/23/2014	4,000
Sale	06/26/2014	500
Purchase	06/30/2014	1,000
Purchase	06/30/2014	6,000
Purchase	07/01/2014	4,000
Purchase	07/07/2014	1,000
Purchase	07/08/2014	1,000
Purchase	07/09/2014	1,000
Purchase	07/09/2014	1,000
Purchase	07/11/2014	200
Purchase	07/11/2014	500
Purchase	07/11/2014	700
Purchase	07/11/2014	1,000
Purchase	07/11/2014	1,000
Purchase	07/11/2014	1,000
Purchase	07/11/2014	1,500
Purchase	07/14/2014	500
Purchase	07/14/2014	1,000
Purchase	07/14/2014	1,000
Purchase	07/16/2014	1,000

Purchase	07/16/2014	1,000
Purchase	07/16/2014	2,000
Purchase	07/16/2014	3,000
Purchase	07/17/2014	1,000
Purchase	07/21/2014	1,000
Purchase	07/21/2014	1,000
Purchase	07/22/2014	500
Purchase	07/22/2014	1,000
Purchase	07/22/2014	1,500
Purchase	07/22/2014	4,000
Purchase	07/22/2014	10,000
Purchase	07/23/2014	3,400
Purchase	07/24/2014	1,000
Purchase	07/24/2014	1,600
Purchase	07/25/2014	1,500
Purchase	07/28/2014	410
Purchase	07/28/2014	500
Purchase	07/29/2014	590
Purchase	08/01/2014	4,000
Purchase	08/04/2014	2,000
Purchase	08/08/2014	2,000
Sale	08/11/2014	1,000
Purchase	08/15/2014	1,000
Purchase	08/19/2014	1,900
Purchase	08/22/2014	1,000
Purchase	08/22/2014	1,500
Purchase	08/22/2014	2,802
Purchase	08/26/2014	5,000
Purchase	08/26/2014	5,000
Purchase	08/26/2014	5,000
Purchase	09/04/2014	1,500
Purchase	09/04/2014	3,198
Purchase	09/04/2014	4,000
Purchase	09/05/2014	2,000
Purchase	09/05/2014	2,000
Purchase	09/05/2014	4,000
Sale	09/08/2014	500
Purchase	09/16/2014	1,144
Sale	09/16/2014	1,000
Purchase	09/17/2014	2,856
Purchase	09/18/2014	5,000
Purchase	09/23/2014	200
Purchase	09/23/2014	200
Purchase	09/23/2014	200
Purchase	09/23/2014	200
Purchase	09/23/2014	400
Purchase	09/23/2014	400
Purchase	09/23/2014	500
Purchase	09/23/2014	900

Purchase	09/23/2014	1,000
Purchase	09/23/2014	1,000
Purchase	09/23/2014	1,000
Purchase	09/23/2014	3,000
Sale	09/23/2014	500
Purchase	09/24/2014	1,000
Purchase	09/24/2014	1,100
Purchase	09/25/2014	500
Sale	09/29/2014	400
Purchase	09/30/2014	400
Purchase	09/30/2014	500
Purchase	10/03/2014	2,000
Purchase	10/07/2014	1,000
Sale	10/08/2014	1,000
Purchase	10/13/2014	2,000
Purchase	10/14/2014	200
Purchase	10/14/2014	2,000
Sale	10/15/2014	300
Purchase	10/16/2014	200
Purchase	10/16/2014	300
Purchase	10/16/2014	400
Purchase	10/16/2014	500
Purchase	10/16/2014	1,000
Purchase	10/17/2014	5,000
Purchase	10/20/2014	300
Purchase	10/20/2014	1,000
Purchase	10/21/2014	100
Purchase	10/22/2014	1,000
Sale	10/22/2014	1,500
Purchase	10/23/2014	500
Purchase	10/23/2014	1,500
Sale	10/27/2014	1,200
Sale	10/27/2014	1,400
Purchase	10/28/2014	500
Purchase	10/28/2014	2,000
Purchase	10/29/2014	400
Purchase	10/29/2014	400
Purchase	10/29/2014	500
Purchase	10/29/2014	500
Purchase	10/29/2014	500
Purchase	10/29/2014	600
Purchase	10/29/2014	600
Purchase	10/29/2014	1,000
Purchase	10/29/2014	1,000
Purchase	10/29/2014	1,000
Purchase	10/29/2014	1,000
Purchase	10/29/2014	1,000
Purchase	10/29/2014	2,000
Purchase	10/29/2014	2,000

Purchase	10/29/2014	2,000
Purchase	10/29/2014	2,000
Purchase	10/29/2014	2,600
Purchase	10/29/2014	3,000
Purchase	10/29/2014	3,000
Purchase	10/29/2014	7,800
Purchase	10/30/2014	1,000
Purchase	10/30/2014	1,000
Purchase	10/30/2014	1,500
Purchase	10/30/2014	2,000
Purchase	10/30/2014	2,000
Purchase	10/30/2014	2,000
Purchase	10/30/2014	2,010
Purchase	10/31/2014	500
Purchase	10/31/2014	500
Purchase	10/31/2014	800
Purchase	10/31/2014	1,000
Purchase	10/31/2014	1,000
Purchase	10/31/2014	2,990
Purchase	10/31/2014	5,000
Purchase	11/03/2014	500
Purchase	11/03/2014	1,000
Purchase	11/03/2014	4,000
Purchase	11/03/2014	20,000
Sale	11/03/2014	1,500
Purchase	11/06/2014	500
Purchase	11/06/2014	3,000
Purchase	11/07/2014	500
Purchase	11/07/2014	1,000
Purchase	11/07/2014	3,200
Purchase	11/07/2014	11,000
Purchase	11/10/2014	130
Purchase	11/10/2014	1,000
Purchase	11/10/2014	4,000
Purchase	11/12/2014	500
Purchase	11/12/2014	2,000
Purchase	11/13/2014	400
Purchase	11/13/2014	3,000
Purchase	11/13/2014	15,870
Purchase	11/14/2014	4,000
Purchase	11/17/2014	1,000
Purchase	11/17/2014	10,000
Purchase	11/18/2014	1,000
Purchase	11/18/2014	1,000
Purchase	11/18/2014	2,000
Purchase	11/18/2014	2,000
Purchase	11/18/2014	4,000
Purchase	11/18/2014	10,000
Purchase	11/19/2014	1,500

Sale	11/19/2014	5,000
Sale	11/20/2014	9,000
Purchase	11/26/2014	2,000
Purchase	12/03/2014	500
Purchase	12/04/2014	259
Purchase	12/04/2014	400
Purchase	12/04/2014	500
Purchase	12/05/2014	400
Purchase	12/08/2014	400
Purchase	12/08/2014	400
Purchase	12/08/2014	600
Purchase	12/08/2014	2,200
Purchase	12/08/2014	39,250
Purchase	12/10/2014	241
Sale	12/11/2014	1,000
Purchase	12/15/2014	1,800
Sale	12/15/2014	200
Sale	12/16/2014	300
Purchase	12/17/2014	431
Purchase	12/17/2014	500
Purchase	12/18/2014	6,250
Purchase	12/19/2014	500
Purchase	12/19/2014	1,069
Purchase	12/22/2014	500
Sale	12/22/2014	3,500
Purchase	12/23/2014	500
Purchase	12/23/2014	500
Purchase	12/23/2014	1,000
Sale	12/23/2014	4,000
Purchase	01/05/2015	4,000
Purchase	01/08/2015	500
Purchase	01/08/2015	1,000
Purchase	01/09/2015	1,000
Sale	01/09/2015	200
Sale	01/15/2015	200
Purchase	01/21/2015	600
Purchase	01/26/2015	4,000
Purchase	02/04/2015	5,000
Purchase	02/06/2015	500
Purchase	02/06/2015	1,000
Purchase	02/06/2015	1,000
Purchase	02/06/2015	1,000
Purchase	02/06/2015	1,500
Purchase	02/06/2015	1,500
Purchase	02/06/2015	15,000
Purchase	02/10/2015	1,000
Purchase	02/10/2015	2,000
Sale	02/10/2015	400
Sale	02/10/2015	900

Purchase	02/18/2015	500
Purchase	02/18/2015	600
Sale	02/18/2015	500
Purchase	02/19/2015	800
Purchase	02/19/2015	1,000
Purchase	02/19/2015	1,000
Purchase	02/19/2015	2,000
Purchase	02/23/2015	400
Purchase	02/23/2015	500
Purchase	02/23/2015	1,000
Purchase	02/23/2015	4,000
Purchase	02/24/2015	1,000
Sale	02/24/2015	100
Purchase	02/25/2015	500
Purchase	02/25/2015	2,000
Purchase	02/25/2015	4,000
Purchase	02/26/2015	4,000
Sale	02/27/2015	329
Purchase	03/02/2015	1,000
Purchase	03/03/2015	1,000
Purchase	03/03/2015	2,000
Purchase	03/05/2015	1,000
Purchase	03/06/2015	1,000
Purchase	03/09/2015	500
Purchase	03/12/2015	500
Purchase	03/12/2015	1,000
Purchase	03/13/2015	500
Purchase	03/16/2015	500
Purchase	03/18/2015	500
Purchase	03/18/2015	3,000
Purchase	03/20/2015	500
Purchase	03/20/2015	1,400
Purchase	03/23/2015	300
Purchase	03/23/2015	1,500
Sale	03/23/2015	1,500
Sale	03/25/2015	600
Sale	03/25/2015	500
Sale	03/25/2015	2,000

SCHEDULE II

The following table is reprinted from the Company’s Preliminary Proxy Statement filed with the Securities and Exchange Commission on March 17, 2015.

The following table shows the number of shares of our common stock beneficially owned as of December 31, 2014 (unless otherwise indicated) by:

•	each person, who, to our knowledge, beneficially owns more than 5% of our common stock;

•	each of the Company’s Directors;

•	the Chief Executive Officer and the other Named Executive Officers; and

•	all individuals who served as Directors or Named Executive Officers, as a group.

A beneficial owner of stock is a person who has sole or shared voting power, meaning the power to control voting decisions, or sole or shared investment power, meaning the power to cause the sale of the stock. All individuals listed in the table have sole voting and investment power over the shares unless otherwise noted. The Company had no preferred stock issued or outstanding.

	Shares Beneficially Owned	Percent of Shares Outstanding
Greater Than 5% Owners(1,2)

GAMCO Investors, Inc.(6) One Corporate Center 401 Theodore Frems Ave. Rye, NY 10580-1422	6,566,077	21.07%

T. Rowe Price Associates, Inc.(7) 100 East Pratt Street Baltimore, Maryland 21202	2,943,275	9.44%

BlackRock, Inc.(8) 40 East 52nd Street New York, NY 10022	2,320,126	7.45%

Stephen E. Myers(9) 53 Aurora Street Hudson, OH 44236	1,571,840	5.04%

Dimensional Fund Advisors LP(10) Palisades West, Building One 6300 Bee Cave Road Austin, TX 78746	2,213,072	7.10%

River Road Asset Management, LLC(11) 462 S. 4th St. Suite 1600 Louisville, Kentucky 40202	2,322,186	7.45%

Directors, Nominees, and Named Executive Officers(1,3,4,5)
Vincent C. Byrd	17,905	*
Sarah R. Coffin	12,114	*
John B. Crowe	23,155	*
William A. Foley	8,144	*
Robert B. Heisler, Jr.	9,144	*
Richard P. Johnston	39,848	*
Edward W. Kissel(12)	30,411	*
Daniel R. Lee(13)(16)	26,214	*
John C. Orr(14)	1,005,629	3.23%
Robert A. Stefanko(15)	13,744	*
Greggory W. Branning	30,835	*

All Directors, Nominees and Named Executive Officers as a group (11 persons)	1,224,643	3.93%

*	Less than 1% ownership

(1)	Unless otherwise noted, the beneficial owner uses the same address as the address of the principal office of the Company.

(2)
According to filings made with the SEC, this party or an affiliate has dispositive and/or voting power over the shares. Number of shares of Common Stock beneficially owned is the amount reflected in the most recent Schedule 13D or Schedule 13G filed by such party with the SEC.

(3)	Unless otherwise indicated, none of the persons listed beneficially owns one percent or more of the outstanding shares of Common Stock.

(4)
The amounts shown represent the total shares of Common Stock owned by such individuals, together with shares which are issuable under currently exercisable stock options: Mr. Orr, 815,092 (includes 42,933 that vested March 1, 2015), Mr. Johnston, 2,500, Mr. Branning, 17,934 (includes 8,967 that vested on March 1, 2015), and Mr. Kissel, 5,000. The amounts shown also include Stock Units which will vest within 60 days of December 31, 2014: Mr. Orr, 15,433 and Mr. Branning, 3,233.

(5)
Ms. Coffin, Mr. Foley, Mr. Heisler, Mr. Kissel and Mr. Stefanko each deferred the receipt of common stock for their director stock award for fiscal 2014, and instead received Stock Units. Therefore, the totals for each of Ms. Coffin, Mr. Foley, Mr. Heisler, Mr. Kissel and Mr. Stefanko do not include 3,011 Stock Units, which, on the date that such Director ceases to be a member of the Board for any reason whatsoever, or as soon thereafter as is reasonably practical, the Company shall make a payment to such Director of one Share for every Stock Unit then held by such Director as payment with respect to each such Stock Unit.

(6)
According to a Schedule 13D/A dated January 28, 2015, (i) Gabelli Funds, LLC possessed sole power to vote and sole power to direct the disposition with respect to 1,304,500 of these shares, and shared power to vote and shared power to direct the disposition with respect to none of these shares, (ii) GAMCO Asset Management, Inc. possessed sole power to vote with respect to 4,410,221 of these shares, sole power to direct the disposition with respect to 4,651,721 of these shares, and shared power to vote and shared power to direct the disposition with respect to none of these shares, (iii) Gabelli Securities, Inc. possessed sole power to vote and sole power to direct the disposition with respect to 9,500 of these shares, and shared power to vote and shared power to direct the disposition with respect to none of these shares, (iv) Teton Advisors, Inc. possessed sole power to vote and sole power to direct the disposition with respect to 577,856 of these shares, and shared power to vote and shared power to direct the disposition with respect to none of these shares, (v) MJG Associates, Inc. possessed sole power to vote and sole power to direct the disposition with respect to 3,000 of these shares, and shared power to vote and shared power to direct the disposition with respect to none of these shares, (vi) Mario J. Gabelli possessed sole power to vote and sole power to direct the disposition with respect to 19,500 of these shares, and shared power to vote and shared power to direct the disposition with respect to none of these shares, and (vii) GGCP, Inc. and GAMCO Investors, Inc. each possessed sole power to vote, sole power to direct the disposition, shared power to vote and shared power to direct the disposition with respect to none of these shares. According to the Schedule 13D/A Mario J. Gabelli is deemed to have beneficial ownership of the securities owned beneficially by Gabelli Funds, LLC, GAMCO Asset Management, Inc., MJG Associates, Inc., Gabelli Securities, Inc., and Teton Advisors, Inc.

(7)
These securities are owned by various individual and institutional investors (including T. Rowe Price Small-Cap Value Fund, Inc., which according to a 13G/A filed February 20, 2015, owns 1,912,000 shares representing approximately 6.14% of Myers’ outstanding shares and has the sole voting power over all such shares, but the sole dispositive power over none and shared voting or shared dispositive power over none) that T. Rowe Price Associates, Inc. (“Price Associates”) serves as investment adviser with power to direct investments and/or sole power to vote the securities. According to the 13G/A filed February 20, 2015, T. Rowe Price Associates, Inc. possessed sole power to vote with respect to 1,010,800 of these shares, sole power to direct the disposition with respect to 2,943,275 of these shares, and shared power to vote and shared power to direct the disposition with respect to none of these shares. For purposes of the reporting requirements of the Securities and Exchange Act of 1934, as amended, Price Associates is deemed to be a beneficial owner of such securities.

(8)
According to a Schedule 13D/A dated January 12, 2015, Blackrock, Inc. possessed sole power to vote with respect to 2,257,715 of these shares, sole power to direct the disposition with respect to 2,320,126 of these shares, and shared power to vote and shared power to direct the disposition with respect to none of these shares.

(9)
According to a Schedule 13D/A dated April 25, 2014, includes 18,450 shares of Common Stock held by Mr. Myers’ spouse, for which Mr. Myers disclaims beneficial ownership and 240,080 shares held by the Louis S. Myers & Mary S. Myers Foundation for which he may be deemed beneficial owner. Also includes 913 shares held by MSM & Associates LP, of which Mr. Myers is a shareholder, and 8,500 shares held by Semantic Foundation, both of which Mr. Myers is a trustee and may be deemed the beneficial owner of such shares. Mr. Myers disclaims beneficial ownership in such shares to the extent he does not hold a pecuniary interest. According to the Schedule 13D/A, Mr. Myers possessed sole voting and sole dispositive power with respect to 1,303,897 shares and shared voting and dispositive power with respect to 249,493 shares.

(10)
These securities are owned by various investment companies, trusts and accounts that Dimensional Fund Advisors LP (“Dimensional”) serves as investment adviser with the power to direct investments and/or vote the securities. For purposes of the reporting requirements of the Securities and Exchange Act of 1934, as amended, Dimensional is deemed to be a beneficial owner of such securities; however, Dimensional expressly disclaims that it is, in fact the beneficial owner of such securities.

(11)
River Road Asset Management, LLC has filed with the SEC a Schedule 13G dated February 10, 2015, which reports the beneficial ownership of 2,322,186 shares as of December 31, 2014. As reported in the Schedule 13G, River Road Asset Management, LLC has the sole power to direct the vote of 1,906,032 shares and the sole power to direct the disposition of 2,322,186 shares.

(12)	Mr. Kissel possessed shared power to vote and shared power to direct the disposition with respect to 25,150 of these shares. 220 shares are held by Mr. Kissel’s spouse.

(13)	Includes 12,000 shares held in a trust for Mr. Lee’s children, for which Mr. Lee makes the investment decisions and for which Mr. Lee disclaims beneficial ownership.

(14)
Includes 28,150 shares of restricted stock. Mr. Orr possessed sole power to vote and sole power to direct the disposition with respect to 62,903 of these common shares, and shared power to vote and shared power to direct the disposition with respect to 59,837 of these common shares.

(15)
Mr. Stefanko possessed sole power to vote and sole power to direct the disposition with respect to 550 of these shares, and shared power to vote and shared power to direct the disposition with respect to 13,194 of these shares.

(16)	Mr. Lee tendered his resignation to the Board on March 13, 2015.

IMPORTANT

Tell your Board what you think! Your vote is important.  No matter how many shares of Common Stock you own, please give GAMCO your proxy FOR the election of the Nominees by taking three steps:

●	SIGNING the enclosed BLUE proxy card,

●	DATING the enclosed BLUE proxy card, and

●	MAILING the enclosed BLUE proxy card TODAY in the envelope provided (no postage is required if mailed in the United States).

If any of your shares of Common Stock are held in the name of a brokerage firm, bank, bank nominee or other institution, only it can vote such shares of Common Stock and only upon receipt of your specific instructions.  Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet.  Please refer to the enclosed voting form for instructions on how to vote electronically.  You may also vote by signing, dating and returning the enclosed BLUE voting form.

If you have any questions or require any additional information concerning this Proxy Statement, please contact GAMCO at its address below.

GAMCO ASSET MANAGEMENT INC. ONE CORPORATE CENTER RYE, NEW YORK 10580 (800) 422-3554

BLUE PROXY CARD

PRELIMINARY COPY SUBJECT TO COMPLETION
DATED MARCH [___], 2015

MYERS INDUSTRIES, INC.

2015 ANNUAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF GAMCO ASSET MANAGEMENT INC.

THE BOARD OF DIRECTORS OF MYERS INDUSTRIES, INC.
IS NOT SOLICITING THIS PROXY

P            R            O            X            Y

The undersigned appoints George Maldonado, as attorney and agent with full power of substitution to vote all shares of common stock of Myers Industries, Inc. (the “Company”) which the undersigned would be entitled to vote if personally present at the 2015 Annual Meeting of Shareholders of the Company scheduled to be held at the Louis S. Myers Training Center, 1554 South Main Street, Akron, Ohio 44301, on Friday, April 24, 2015 at 9:00 A.M. (local time) (including any adjournments or postponements thereof and any meeting called in lieu thereof, the “Annual Meeting”).

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of common stock of the Company held by the undersigned, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof.  If properly executed, this Proxy will be voted as directed on the reverse and in the discretion of the herein named attorneys and proxies or their substitutes with respect to any other matters as may properly come before the Annual Meeting that are unknown to GAMCO Asset Management Inc. (“GAMCO”) a reasonable time before this solicitation.

IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS ON THE REVERSE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1, [______] PROPOSAL 2, “FOR” PROPOSAL 3, [______] PROPOSAL 4 AND “FOR” PROPOSAL 5.

This Proxy will be valid until the completion of the Annual Meeting.  This Proxy will only be valid in connection with GAMCO’s solicitation of proxies for the Annual Meeting.

IMPORTANT:  PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

BLUE PROXY CARD

[X] Please mark vote as in this example

GAMCO STRONGLY RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOR OF THE NOMINEES LISTED BELOW IN PROPOSAL 1.  GAMCO RECOMMENDS A VOTE [_____] PROPOSAL 2, [FOR] PROPOSAL 3, [_____] PROPOSAL 4 AND FOR PROPOSAL 5.

1. GAMCO’s proposal to elect Philip T. Blazek, F. Lack Liebau, Jr. and Bruce M. Lisman to serve as directors of the Company until the next annual meeting of shareholders.

		FOR ALL NOMINEE	WITHHOLD AUTHORITY	FOR ALL EXCEPT
Nominee:	Philip T. Blazek F. Jack Liebau, Jr. Bruce M. Lisman	[ ]	[ ]	[ ] _____________

GAMCO does not expect that the Nominees will be unable to stand for election, but, in the event that the Nominees are unable to serve or for good cause will not serve, the shares of Common Stock represented by this proxy card will be voted for substitute nominee(s), to the extent this is not prohibited under the Code of Regulations and applicable law.  In addition, GAMCO has reserved the right to nominate substitute person(s) if the Company makes or announces any changes to its Code of Regulations or takes or announces any other action that has, or if consummated would have, the effect of disqualifying any Nominee, to the extent this is not prohibited under the Code of Regulations and applicable law.  In any such case, shares of Common Stock represented by this proxy card will be voted for such substitute nominee(s).

GAMCO intends to use this proxy to vote (i) “FOR” Messrs. Blazek, Liebau and Lisman  and (ii) “FOR” the candidates who have been nominated by the Company to serve as a director, other than [_______],[_______] and [_______] for whom GAMCO is not seeking authority to vote for and will not exercise any such authority.  The names, background and qualification of the candidates who have been nominated by the Company, and other information about them, can be found in the Company’s proxy statement.

There is no assurance that any of the candidates who have been nominated by the Company will serve as directors if our Nominees are elected.

Note: If you do not wish for your shares of Common Stock to be voted “FOR” a particular nominee, mark the “FOR ALL NOMINEES EXCEPT” box and write the name(s) of the nominee(s) you do not support on the line below.  Your Shares will be voted for the remaining nominee(s).  You may also withhold authority to vote for one or more additional candidates who have been nominated by the Company by writing the name(s) of the nominee(s) below.

______________________________________________________

BLUE PROXY CARD

2. Company’s proposal to approve the Amended and Restated 2008 Incentive Stock Plan.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3. Company’s proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal 2015.

☐ FOR	☐ AGAINST	☐ ABSTAIN

4.  Company’s proposal to cast a non-binding advisory vote to approve executive compensation.

☐ FOR	☐ AGAINST	☐ ABSTAIN

5.  To cast a non-binding advisory vote to approve the Shareholder Proposal submitted by GAMCO Asset Management, Inc.

☐ FOR	☐ AGAINST	☐ ABSTAIN

DATED:  ____________________________

____________________________________
(Signature)

____________________________________
(Signature, if held jointly)

____________________________________
(Title)

WHEN SHARES ARE HELD JOINTLY, JOINT OWNERS SHOULD EACH SIGN.  EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC., SHOULD INDICATE THE CAPACITY IN WHICH SIGNING.  PLEASE SIGN EXACTLY AS NAME APPEARS ON THIS PROXY.